UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

AMC ENTERTAINMENT HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMC ENTERTAINMENT HOLDINGS, INC.
One AMC Way
11500 Ash Street
Leawood, Kansas 66211
Re: Special Meeting to Increase the Number of Authorized Shares of Common Stock and Authorize a 1 for 10 Reverse Stock Split of our Common Stock to Enable Conversion of AMC Preferred Equity Units into Shares of Common Stock
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of AMC Entertainment Holdings, Inc. (the “AMC”, the “Company,” “we”, “our” or “us”), to be held on March 14, 2023 at 11:00 a.m. (Central Time), at AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211, unless postponed or adjourned to a later date.
The purpose of the Special Meeting is to vote on amendments to the Company’s Certificate of Incorporation that, together, if approved will enable the Company’s AMC Preferred Equity Units (“APEs”) to convert into shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Common Stock”) as a result of an increase the number of authorized shares of Common Stock and a reverse split of our Common Stock.
Background
On August 19, 2022, the Company paid a special dividend of one APE for each share of Common Stock outstanding at the close of business on August 15, 2022. Each APE is a depositary share and represents an interest in one one-hundredth (1/100th) of a share of Series A Convertible Participating Preferred Stock, par value $0.01 (the “Series A Preferred Stock”). Each APE is designed to have the same economic and voting rights as a share of Common Stock, as described in its governing instruments.
Since the special dividend, the Company has issued additional APEs to raise additional equity capital to strengthen its balance sheet, including debt repayments. However, given the consistent trading discount that we are routinely seeing in the price of APEs compared to the Common Stock, we believe it is in the best interests of our stockholders for us to simplify our capital structure, thereby eliminating the discount that has been applied to the APEs in the market and reducing our cost of capital. Further, our ability recently to raise significant additional capital through APEs has been conditioned on our seeking a stockholder vote to cause the conversion of APEs into Common Stock.
Under the terms of the APEs, the Company may seek to cause the conversion of APEs into equivalent shares of Common Stock by seeking authorization of a sufficient number of authorized and unissued and unreserved shares of the Common Stock into which the Series A Convertible Participating Preferred Stock (and, by virtue of such conversion, APEs) can convert in full, in which case the APEs would become Common Stock and cease to trade as a separate security. Under the terms of the APEs, the Company may seek this authorization at any time, including seeking an increase of a higher number of authorized shares of Common Stock beyond what is needed to convert all outstanding APEs (which additional shares may be issued for any purpose) as the Company’s Board of Directors may determine in its sole discretion.
On December 22, 2022, the Company entered into an agreement (the “Purchase Agreement”) with Antara Capital LP (“Antara”), pursuant to which the Company agreed to (i) sell to Antara 106,595,106 APEs for an aggregate purchase price of $75.1 million and (ii) simultaneously purchase from Antara $100 million aggregate principal amount of the Company’s Second

Lien Notes due in 2026 in exchange for 91,026,191 APEs. Immediately prior to entry into the Purchase Agreement, Antara confirmed a $34.9 million purchase of 60,000,000 APEs under the Company’s at-the-market program. The Company’s ability to enter into that transaction to raise additional capital was conditioned upon the Company’s agreement to seek stockholder approval of an increase in authorized Common Stock that would result in all of the outstanding APEs converting into Common Stock with such additional authorized Common Stock as the Board may determine. After careful consideration of all relevant factors, the AMC Board of Directors has determined to seek approval of such an increase through the Proposals described below.
The Proposals
The Company is holding the Special Meeting for the following purposes, as more fully described in the accompanying proxy statement:
1.
Proposal No. 1: To approve an amendment to our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to increase the total number of authorized shares of Common Stock from 524,173,073 shares of Common Stock to 550,000,000 shares of Common Stock (the “Share Increase Proposal”);

2.
Proposal No. 2: To approve an amendment to our Certificate of Incorporation to effectuate a reverse stock split at a ratio of one share of Common Stock for every ten shares of Common Stock, which together with the Share Increase Proposal, shall permit the full conversion of all outstanding shares of Series A Preferred Stock into shares of Common Stock (the “Reverse Split Proposal” and collectively with the Authorized Share Increase Proposal, the “Charter Amendment Proposals”); and

3.
Proposal No. 3: To approve one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve and adopt the Charter Amendment Proposals (the “Adjournment Proposal”).

Each of the Share Increase Proposal and the Reverse Split Proposal is cross-conditioned on the approval of the other, such that approval of both proposals is required for each of them to take effect.
In order to effect the conversion of APEs into Common Stock, stockholders must approve BOTH the Share Increase Proposal and the Reverse Split Proposal. The Share Increase Proposal alone will not create sufficient authorized Common Stock, without the Reverse Split Proposal, to enable the conversion to occur. Nor will the Reverse Split Proposal alone satisfy the terms of the Series A Preferred Stock to enable the conversion to occur.
Details regarding how to attend the Special Meeting and the Share Increase Proposal, the Reverse Split Proposal and the Adjournment Proposal are more fully described in the accompanying notice of special meeting of stockholders and proxy statement. The Company encourages you to read the entire proxy statement, and the other annexes to the proxy statement, carefully and in their entirety.
After careful consideration of all relevant factors, the AMC Board of Directors has determined that the Share Increase Proposal, the Reverse Split Proposal and the Adjournment Proposal are in the best interests of AMC and its stockholders and unanimously recommends that you vote FOR each proposal.
Antara has agreed to vote or cause to be voted any APEs and shares of Common Stock owned or controlled, either directly or indirectly by Antara or any of its affiliates, in favor of Proposals 1 and 2.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK AND/OR SERIES A PREFERRED STOCK (OR APES REPRESENTING SUCH SHARES OF SERIES A PREFERRED STOCK) YOU OWN. Regardless of whether you plan to attend the Special Meeting, it is important that your shares of Common Stock and/or Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by submitting a proxy over the internet or by telephone, or by mailing the enclosed proxy or voting instruction card pursuant to the instructions provided in the accompanying proxy statement (as applicable), or by attending the Special Meeting in person.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have. Your contributions are valued by the Company, however, stockholders and holders of APEs are strongly encouraged to vote by proxy as the preferred means of fully and safely exercising their rights. Personal attendance at the meeting may present a health risk to stockholders and others. In addition, we request that individuals who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the Special Meeting in person.
We plan to provide a listen-only webcast of the Special Meeting for those who are unable to attend in person. The webcast will be accessible through the Investor Relations section of our website at www.investor.amctheatres.com. Stockholders and interested parties should go to the website at least 15 minutes before the Special Meeting time to register and/or download any necessary audio software. The webcast will only provide an opportunity to listen to the proceedings; it will not be considered attendance at the meeting and you will not be able to vote via the webcast.
Only those holders of record of shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) at the close of business on February 8, 2023, the record date for the Special Meeting, will be entitled to vote at the Special Meeting or any adjournment or postponement thereof.
If you have any questions regarding the accompanying proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
Thank you for your ongoing support of, and continued interest in, AMC Entertainment Holdings, Inc.
Sincerely,

Mr. Kevin M. Connor
Senior Vice President, General Counsel and Secretary
Leawood, Kansas
February [•], 2023
The accompanying proxy statement is dated February [•], 2023, and is first being mailed on or about February [•], 2023.

AMC ENTERTAINMENT HOLDINGS, INC.
One AMC Way
11500 Ash Street
Leawood, Kansas 66211
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

NOTICE HEREBY IS GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of AMC Entertainment Holdings, Inc. (the “Company”) will be held at AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211, on Tuesday, March 14, 2023, at 11:00 a.m. (Central Time), for the following purposes:
1.
Proposal No. 1: Approving an amendment to our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to increase the total number of authorized shares of our Class A Common Stock, par value $0.01 per share (the “Common Stock”) from 524,173,073 shares of Common Stock to 550,000,000 shares of Common Stock (the “Share Increase Proposal”);

2.
Proposal No. 2: Approving an amendment to our Certificate of Incorporation to effectuate a reverse stock split of the Common Stock at a ratio of one share of Common Stock for every ten shares of Common Stock, which, together with the Share Increase Proposal, shall permit the full conversion of all of our outstanding shares of Series A Convertible Participating Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) into shares of Common Stock (the “Reverse Split Proposal” and collectively with the Share Increase Proposal, the “Charter Amendment Proposals”); and

3.
Proposal No. 3: Approving a proposal to approve one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve and adopt the Charter Amendment Proposals (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting except such business as may properly be brought before the Special Meeting or any adjournment or postponement thereof. The Share Increase Proposal and the Reverse Split Proposal are cross-conditioned on the approval of the other, such that approval of both proposals is required for each of them to take effect.
Information relating to the above matters is set forth in the attached proxy statement. Only those holders of record of shares of Common Stock and registered holders of Series A Preferred Stock on the books of Computershare Trust Company, N.A. (the “Depositary”) (or AMC Preferred Equity Units (“APEs”) representing such shares of Series A Preferred Stock) at the close of business on February 8, 2023, the record date for the Special Meeting, will be entitled to vote at the Special Meeting or any adjournment or postponement thereof. At the close of business on the record date, the Company had [517,580,416] shares of Common Stock and [9,298,497] shares of Series A Preferred Stock (with [929,849,612] APEs representing such shares of Series A Preferred Stock) outstanding and entitled to vote.
If you hold APEs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Series A Preferred Stock underlying your APEs. If you wish to have your votes cast at the Special Meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of APEs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.
Your vote is important, regardless of the number of shares of Common Stock and/or Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) that you own. Whether or not you plan to attend the Special Meeting in person, please vote your proxy as soon as possible to assure a quorum. You may vote by submitting a proxy over the internet or by telephone, by mailing the enclosed proxy or voting instruction card pursuant to the instructions provided in the accompanying proxy statement or by attending the Special Meeting in person.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have. Your contributions are valued by the Company, however, stockholders and holders of APEs are strongly encouraged to vote by proxy as the preferred means of fully and safely exercising their rights. Personal attendance at the meeting may present a health risk to stockholders and others. We request that individuals who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the meeting in person.
We plan to provide a listen-only webcast of the Special Meeting for those who are unable to attend in person. The webcast will be accessible through the Investor Relations section of our website at www.investor.amctheatres.com. Stockholders and interested parties should go to the website at least 15 minutes before the Special Meeting time to register and/or download any necessary audio software. The webcast will only provide an opportunity to listen to the proceedings; it will not be considered attendance at the meeting and you will not be able to vote via the webcast.
For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and Special Meeting” in the accompanying proxy statement. If you have any questions about how to vote, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
By order of the Board of Directors of AMC Entertainment Holdings, Inc.,

Mr. Kevin M. Connor
Senior Vice President, General Counsel and Secretary
Leawood, Kansas
February [•], 2023

Page
PROPOSALS OF STOCKHOLDERS FOR 2023 ANNUAL MEETING	23
OTHER MATTERS	23
ANNEX A FORM OF CERTIFICATE OF AMENDMENT

AMC ENTERTAINMENT HOLDINGS, INC.
One AMC Way
11500 Ash Street
Leawood, Kansas 66211
PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 14, 2023

This proxy statement contains information related to the Special Meeting of Stockholders (the “Special Meeting”) of AMC Entertainment Holdings, Inc., a Delaware corporation (“AMC,” the “Company,” “we,” “our” or “us”) to be held on March 14, 2023 at 11:00 a.m. (Central Time) at AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211, and at any adjournments or postponements thereof. This proxy statement, along with the accompanying Notice of Special Meeting of Stockholders and a form of proxy or voting instruction card, summarizes the information you need to know to vote by proxy or in person at the Special Meeting and are being mailed to (i) all holders of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and (ii) holders of shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (“Series A Preferred Stock”) on the books of Computershare Trust Company, N.A. (or AMC Preferred Equity Units (“APEs”) representing such shares of Series A Preferred Stock), each of whom are entitled to vote at the Special Meeting. Below are answers to certain questions that you may have regarding the Special Meeting. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that you may consider important in determining how to vote.
This proxy statement is first being mailed to holders of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) beginning on or about February [•], 2023. The costs of this proxy solicitation will be borne by the Company, which maintains its principal executive offices at One AMC Way, 11500 Ash Street, Leawood, KS 66211.
If you have any questions regarding the proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
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QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND SPECIAL MEETING

Why am I receiving these materials?
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the AMC Board of Directors (the “Board”) for use at the Special Meeting and any postponements or adjournments thereof. Holders of shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) are requested to vote on the items of business described in this proxy statement. The proxy statement is being mailed on or about February [•], 2023 to all holders of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) entitled to vote at the Special Meeting.
What is the effect of the Charter Amendment Proposals on the Common Stock?
If the Reverse Stock Split is approved and implemented, every 10 shares of issued and outstanding Common Stock you own will be automatically converted into one share of Common Stock.
On an aggregate basis, the number of our outstanding shares of Common Stock as of February 8, 2023, the record date for the Special Meeting, would decrease from [517,580,416] to approximately [51,758,042] shares of Common Stock. In addition if the Charter Amendment Proposals are approved, [9,298,497] shares of Series A Preferred Stock (represented by [929,849,612] APEs), as of the record date, will convert into [92,984,970] shares of Common Stock, resulting in a combined total of approximately [144,743,012] shares of Common Stock. Subject to the approval of the Share Increase Proposal, our total number of shares of Common Stock authorized for issuance would be 550,000,000 shares of Common Stock.
No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Stockholders of record who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof. Stockholders holding Common Stock in “street name” through a bank, broker, or other nominee should note that such banks, brokers, or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker, or other nominee and if you have questions in this regard, you are encouraged to contact such bank, broker or nominee.
Will the new Common Stock be issued under a new CUSIP?
Yes. If the Reverse Stock Split is approved and implemented, every 10 shares of issued and outstanding Common Stock you own will be automatically converted into one share of Common Stock issued under a new CUSIP, and new shares of Common Stock issued upon conversion of Series A Preferred Stock and APEs will be also issued under that same new CUSIP.
What is the effect of the Charter Amendment Proposals on the Series A Preferred Stock and APEs?
Each APE currently represents 1/100th of a share of Series A Preferred Stock. Each share of Series A Preferred Stock in turn is currently, subject to the terms thereof, convertible into 100 shares of Common Stock and is entitled to vote on the same basis as 100 shares of Common Stock. Accordingly, 1/100th of a share of Series A Preferred Stock is currently entitled to one vote (equating to one vote per APE). As of February 8, 2023, [9,298,497] shares of Series A Preferred Stock were outstanding, of which all [9,298,497] shares were represented by [929,849,612] APEs.
Each of the Share Increase Proposal and the Reverse Split Proposal is cross-conditioned on the approval of the other, such that approval of both proposals is required for each of them to take effect. After giving effect to the Reverse Stock Split, each APE, which currently represents a 1/100th interest in the equivalent of 100 shares of Common Stock upon conversion of each share of Series A Preferred Stock (or one share of Common Stock for each APE), will represent a 1/100th interest in 10 shares of Common Stock (or 1/10th (0.10) of a share of Common Stock for each APE). If both the Share Increase Proposal and the Reverse Split Proposal are approved and implemented, each issued and outstanding share of Series A Preferred Stock that was previously convertible into 100 shares of Common Stock will automatically convert in full with no action on the part of holders into the split adjusted ten (10) shares of Common Stock (thereby causing each APE to automatically convert into the split adjusted 0.10 of a share of Common Stock), and the Series A Preferred Stock (and APEs) will cease to exist.
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Current Status
100 APEs = 1 share of Series A Preferred Stock = 100 shares of Common Stock
1 APE = 1 share of Common Stock
After Approval of the Charter Amendment Proposals
100 APEs = 1 share of Series A Preferred Stock = 10 shares of Common Stock
1 APE = 1/10 of a share of Common Stock
After delivery of shares of Common Stock by the transfer agent to the Depositary following conversion of the Series A Preferred Stock, the Depositary will distribute the proportional number of shares of Common Stock (at the automatically adjusted post-split rate of 0.10 shares of Common Stock for one (1) APE) to the holders of APEs by book-entry transfer through the Depository Trust Company or, if such holders’ interests are held through the book-entry settlement system of the Depositary, by book-entry transfer through the Depositary for such number of shares of Common Stock (the “APEs Conversion”). The Depositary will not deliver fractional shares of Common Stock. In the case of APEs registered directly on the books of Computershare only, in the event that the holders of APEs would be entitled to receive fractional shares of Common Stock, the Depositary will aggregate and sell and any fractional shares and pay to such holders a portion of cash proceeds in lieu (rounded to the nearest cent) of such fractional shares. Holders of APEs in “street name” through a bank, broker, or other nominee should note that such banks, brokers, or other nominees may have different procedures for processing the APEs Conversion and making payment for fractional APEs than those that would be put in place by us for registered APE holders. If you hold your APEs with such a bank, broker, or other nominee and if you have questions in this regard, you are encouraged to contact such bank, broker or nominee.
For example, if you hold 100 shares of Common Stock and 100 APEs when the Charter Amendment Proposals become effective, you will automatically thereafter hold an aggregate 20 shares of Common Stock (10 post-split shares of Common Stock issued for the 100 pre-split shares of Common Stock and 10 post-split shares of Common Stock issued for the 100 APEs).
We expect the APEs to cease trading and be delisted from the New York Stock Exchange (the “NYSE”) shortly after the effective time of the Charter Amendment Proposals. If the Charter Amendment Proposals are approved, we currently expect the last day of trading of the APEs to be March 14, 2023.
Will fractional shares of Common Stock be delivered following the Reverse Stock Split or the conversion of APEs to Common Stock?
No. Neither the Company nor the Depositary will distribute fractional shares of Common Stock.
In the case of Common Stock or APEs registered directly on the books of Computershare only, in the event that the holders of Common Stock or APEs would be entitled to receive fractional shares of Common Stock, Computershare or the Depositary, as the case may be, will aggregate and sell and any fractional shares and pay to such holders a portion of cash proceeds in lieu (rounded to the nearest cent) of such fractional shares.
In the case of Common Stock or APEs held through a broker, bank or nominee, your broker, bank or nominee will determine the process for dealing with any entitlements to fractional shares of Common stock, which may include allocation of fractional shares at the account level.
Who may vote at the Special Meeting?
Only holders of record of shares of the Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) at the close of business on February 8, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials were forwarded to you by that
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organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. See “Q. Can I vote my shares without attending the Special Meeting?” below for more information.
If you are a registered holder of the APEs on the books of Depositary as of the Record Date, then you may provide instructions to the Depositary as to how to vote the shares of Series A Preferred Stock underlying your APEs on the issues set forth in this proxy statement. The Depositary will mail you a proxy card if you hold APEs in your own name on the Depositary’s share register. If, however, on the Record Date you held your APEs through a bank, broker, custodian or other nominee/agent, it is anticipated that such bank, broker, custodian or nominee/agent will forward voting instruction forms to you. See “Q. Can I vote my shares without attending the Special Meeting?” below for more information.
As of the close of business on February 8, 2023, there were [517,580,416] shares of our Common Stock issued and outstanding, held by [•] holders of record, and [9,298,497] shares of Series A Preferred Stock were outstanding, of which 100% were represented by [929,849,612] APEs, held by [•] holders of record.
When and where will the Special Meeting be held?
The Special Meeting will be held on March 14, 2023 at 11:00 a.m. (Central Time) at AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our stockholders may have. Your contributions are valued by the Company. However, stockholders and holders of APEs are strongly encouraged to vote by proxy as the preferred means of fully and safely exercising their rights. Personal attendance at the meeting may present a health risk to stockholders and others. In addition, we request that individuals who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the meeting in person.
We plan to provide a listen-only webcast of the Special Meeting for those who are unable to attend in person. The webcast will be accessible through the Investor Relations section of our website at www.investor.amctheatres.com. Stockholders and interested parties should go to the website at least 15 minutes before the Special Meeting time to register and/or download any necessary audio software. The webcast will only provide an opportunity to listen to the proceedings; it will not be considered attendance at the meeting and you will not be able to vote via the webcast.
How do I gain admission to the Special Meeting or vote my shares at the Special Meeting?
You are entitled to attend the Special Meeting only if you were a stockholder of record (or record holder of APEs) as of the Record Date for the Special Meeting, or you hold a valid proxy for the Special Meeting.
Registered Stockholders or Record holders of APEs
If you hold your shares of Common Stock or APEs in your own name as a holder of record with our transfer agent or Depositary, as applicable, you may vote by proxy over the Internet, by telephone, or by mail by following the instructions on the proxy card. Voting over the Internet or by written proxy will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting. Of course, you can always come to the Special Meeting and vote your shares in person.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
Beneficial holders of shares of Common Stock or APEs who wish to attend the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares or APEs and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our proxy solicitor at AMCattend@dfking.com. If you want to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the meeting.
Can I vote my shares without attending the Special Meeting?
Stockholder of Record: Shares Registered in Your Name
Stockholders of record may vote their shares by Internet, by telephone, or by mail. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may choose one of the following voting methods to cast your vote.
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To vote by Internet, follow the instructions on the proxy card. Internet voting prior to the Special Meeting is available 24 hours a day, 7 days a week, until 11:59 p.m. (Central Time) on March 13, 2023.
To vote by telephone, follow the instructions on the proxy card. Telephone voting prior to the Special Meeting is available 24 hours a day, 7 days a week, until 11:59 p.m. (Central Time) on March 13, 2023.
To vote by mail, simply mark your proxy, date and sign it, and return it to the Company in the postage-paid envelope provided.
The method by which you vote in advance of the Special Meeting will not limit your right to vote at the Special Meeting if you later decide to attend in person.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If your shares of Common Stock are held in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will send you separate instructions describing the procedure for voting your shares. Simply complete, sign and date your voting instruction card and return it in the postage-paid envelope provided to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker, bank or other nominee.
As discussed above, if you are a beneficial owner, you may not vote your shares at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
APE Holders
If you are a holder of APEs, you may give voting instructions to the Depositary or your broker, bank, or other nominee, as applicable, with respect to the shares of Series A Preferred Stock underlying your APEs. If you held APEs as of the Record Date, you have the right to instruct the Depositary—if you held your APEs directly—or the right to instruct your broker, bank, or other nominee—if you held your APEs through such intermediary—how to vote. So long as the Depositary receives your voting instructions on or prior to 11:59 p.m. (Central Time), on March 13, 2023, it will, to the extent practicable and subject to Delaware law and the terms of the deposit agreement, vote the underlying Series A Preferred Stock as you instruct. If your APEs are held through a broker, bank, or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Series A Preferred Stock underlying your APEs. Please check with your broker, bank, or other nominee, as applicable, and carefully follow the voting procedures provided to you.
If you have any questions about how to vote, you may contact our proxy solicitor at:
D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Call Toll-Free: (800) 859-8511
Banks and Brokers Call: (212) 269-5550
AMC@dfking.com
What am I voting on at the Special Meeting?
You are being asked to vote on the proposed amendments of our Certificate of Incorporation (i) to increase the total number of shares of Common Stock such that the Company shall have the authority to issue by 25,826,927 shares to a total of 550,000,000 shares of Common Stock (the “Share Increase Proposal”) and (ii) to effectuate a reverse stock split (the “Reverse Stock Split”) of the Common Stock at a ratio of one share of Common Stock for every ten shares of Common Stock (the “Reverse Split Proposal” and together with the Share Increase Proposal, the “Charter Amendment Proposals”). You are also being asked to vote on the approval of one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve and adopt the Charter Amendment Proposals (the “Adjournment Proposal”).
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What if other matters are properly brought before the Special Meeting?
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
How does the Board recommend that I vote?
The Board recommends that you vote your shares “FOR” the Share Increase Proposal, “FOR” the Reverse Split Proposal and “FOR” the Adjournment Proposal.
In order to effect the conversion of APEs into Common Stock, stockholders must approve BOTH the Share Increase Proposal and the Reverse Split Proposal. The Share Increase Proposal alone will not create sufficient authorized Common Stock, without the Reverse Split Proposal, to enable the conversion to occur. Nor will the Reverse Split Proposal alone satisfy the terms of the Series A Preferred Stock to enable the conversion to occur. Accordingly, each of the Share Increase Proposal and the Reverse Split Proposal is cross-conditioned on the approval of the other, such that approval of both proposals is required for each of them to take effect.
Are the proposals conditioned on one another?
Each of the Share Increase Proposal and the Reverse Split Proposal is cross-conditioned on the approval of the other, such that approval of both proposals is required for each of them to take effect. In order to effect the conversion of APEs into Common Stock, stockholders must approve BOTH the Share Increase Proposal and the Reverse Split Proposal. The Share Increase Proposal alone will not create sufficient authorized Common Stock, without the Reverse Split Proposal, to enable the conversion to occur. Nor will the Reverse Split Proposal alone satisfy the terms of the Series A Preferred Stock to enable the conversion to occur. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) to approve the Share Increase Proposal and the Reverse Split Proposal, we may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. In this event, at the Special Meeting, we will ask our stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposals. If the Charter Amendment Proposals are approved at the Special Meeting, the Adjournment Proposal will not be presented.
How will Antara Capital LP vote?
On the Record Date, Antara Capital LP (the “Antara”) owned and was entitled to vote an aggregate of [257,621,297] APEs, representing [17.8]% of AMC’s issued and outstanding shares of Common Stock and APEs (with each APE representing 1/100 of a share of Series A Preferred Stock), and plans to vote in favor of the Share Increase Proposal and the Reverse Split Proposal, and, if presented, we also anticipate they will also vote in favor of the Adjournment Proposal.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name.
If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Special Meeting by:
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entering a new vote by Internet (until the applicable deadline as set forth above);

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submitting a new vote by telephone (until the applicable deadline as set forth above);

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returning a later-dated proxy card (which automatically revokes the earlier proxy prior to the deadline);

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providing a written notice of revocation prior to the deadline to our corporate secretary at AMC Entertainment Holdings, Inc. at One AMC Way, 11500 Ash Street, Leawood, KS 66211, Attn: Corporate Secretary; or

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attending the Special Meeting and voting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.
If you are the beneficial owner of your shares of Common Stock, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
APE Holders
If you hold APEs, directly or through a broker, bank, or other nominee, you must follow the instructions provided by the Depositary or such broker, bank, or other nominee if you wish to revoke your proxy and change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank, or other nominee, as applicable, will be used to instruct the Depositary how to vote the shares of Series A Preferred Stock underlying your APEs.
What is the effect of giving a proxy?
Our Board is soliciting proxies for use at the Special Meeting by means of the proxy materials. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendation of our Board as described above and, if any other matters are properly brought before the Special Meeting, the shares will be voted in accordance with the proxies’ judgment.
How many votes do I have?
The only voting securities of the Company are its shares of Common Stock and Series A Preferred Stock. The holders of our Common Stock are entitled to one vote per share and the holders of our Class A Preferred Stock are entitled to one hundred votes per share. Each APE is a depositary share and represents an interest in one one-hundredth (1/100th) of a share of Series A Preferred Stock, thereby entitling each APE to one vote per unit. The holders of shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) will votes as one class at the Special Meeting.
What is the quorum requirement for the Special Meeting?
A quorum is the minimum number of shares required to transact business at our Special Meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of one-third of the outstanding shares of our Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) voting together as one class is necessary to constitute a quorum at the Special Meeting. Stockholders of record holding shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) constituting one-third of the shares of Common Stock and Series A Preferred Stock issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum (i.e., one-third of all issued and outstanding shares of Common Stock and APEs voting together, with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote). If you have returned valid proxy instructions or attend the meeting in person (as applicable), your shares will be counted as present and entitled to vote for the purpose of determining the presence or absence of a quorum, even if you abstain from voting on some or all matters introduced at the meeting.
As of the close of business on February 8, 2023, there were [517,580,416] shares of our Common Stock issued and outstanding, held by [•] holders of record, and [9,298,497] shares of Series A Preferred Stock (represented by [929,849,612] APEs), held by [•] holders of record. Thus, the holders of at least [482,476,706] shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) in the aggregate must be present in person or represented by proxy (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote) at the Special Meeting to constitute a quorum.
What are the effects of abstentions?
An abstention represents an affirmative choice to decline to vote on a proposal. If a stockholder (or APEs holder) indicates on its proxy or voting instruction card that it wishes to abstain from voting its shares (or APEs), or if a broker, bank or
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other nominee holding its customers’ shares (or APEs) of record causes abstentions to be recorded for shares (or APEs), those shares (or APEs) will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as votes against the Share Increase Proposal, the Reverse Split Proposal, and the Adjournment Proposal.
What is the voting requirement to approve the proposals?
Proposal 1, regarding the Share Increase Proposal, requires the approval of at least a majority of the shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) entitled to vote, voting together as one class (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote). You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Share Increase Proposal. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote against Proposal 1.
Proposal 2, regarding the Stock Split Proposal, requires the approval of at least a majority of the shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) entitled to vote voting together as one class (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote). You may vote “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 2. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote against Proposal 2.
Proposal 3, regarding the Adjournment Proposal, requires the approval of at least a majority of the shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock), voting together as one class, present in person or represented by proxy at the Special Meeting and entitled to vote on Proposal 3 (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote). You may vote “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 3. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote against Proposal 3.
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
Stockholder of Record: Shares Registered in Your Name.   If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted “FOR” the Share Increase Proposal, the Reverse Split Proposal and the Adjournment Proposal.
In addition, if any other matters are properly brought before the Special Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.
Beneficial Owner of Shares of Common Stock: Shares Registered in the Name of a Broker, Bank or Other Nominee.   If you are a beneficial owner and hold your shares of Common Stock in street name and do not provide your bank, broker or other nominee that holds your shares of Common Stock with voting instructions, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under rules of the NYSE, brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. It is expected that all proposals to be voted on at the Special Meeting will be treated as “non-routine” matters. Your bank, broker, or other nominee can vote your shares of Common Stock only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares of Common Stock in accordance with directions you provide.
APEs and Series A Preferred Stock Holders
Under the terms of the deposit agreement, if the Depositary does not receive timely voting instructions with respect to any Series A Preferred Stock represented by APEs, including broker “non-votes,” the Depositary will vote the Series A Preferred Stock represented by such non-voting APEs proportionately with votes cast “FOR,” “AGAINST,” or “ABSTAIN” pursuant to instructions received from the other APE holders.
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What is the effect of a broker non-vote?
Brokers, banks or other nominees who hold shares of our Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Special Meeting. A broker non-vote occurs when a broker, bank or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes of our Common Stock will not be counted for purposes of calculating whether a quorum is present at the Special Meeting and will have the same effect as votes against the Share Increase Proposal and the Reverse Split Proposal, and will have no effect of the Adjournment Proposal. A broker or other nominee cannot vote without instructions on non-routine matters. Broker non-votes of APEs will be treated by the Depositary as not having been voted, and under the terms of the deposit agreement, the Depositary will vote the Series A Preferred Stock represented by such non-voting APEs proportionately with votes cast pursuant to instructions received from the other APE holders.
How can I contact the Company’s transfer agent and the Depositary for the APEs?
You may contact our transfer agent by writing to Computershare Trust Company, N.A., Computershare Investor Services, P.O. Box 43006 Providence RI 02940-3006. You may also contact our transfer agent via email at web.queries@computershare.com or by telephone at 800-962-4284.
How are proxies solicited for the Special Meeting, and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Special Meeting by means of the proxy materials. Our Board has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies for the Special Meeting. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. AMC will pay D.F. King & Co., Inc., a fee of $15,000. AMC will also reimburse D.F. King & Co., Inc. for reasonable out-of-pocket expenses and will indemnify D.F. King & Co., Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.
Where can I find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K (an “8-K”) filed with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file an 8-K within four business days after the Special Meeting, we will file an 8-K to publish preliminary results and, within four business days after final results are known, file an additional 8-K to publish the final results.
What does it mean if I receive more than one set of printed materials?
If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Or you may hold both Common Stock and APEs and have received one set for each. Please follow the voting instructions on each set of printed materials to ensure that all of your shares are voted.
I share an address with another stockholder or holder of APEs, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders or holders of APEs sharing
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the same address by delivering a proxy statement addressed to those stockholders or holders of APEs. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with accounts will be householding our proxy materials to the extent stockholders or holders of APEs have given their prior express or implied consent in accordance with SEC rules. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive separate materials to the Company at: AMC Entertainment Holdings, Inc., Attention: Investor Relations, One AMC Way, 11500 Ash Street, Leawood, KS 66211, or by calling (913) 213-4000. Stockholders or holders of APEs who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.
Whom should I contact if I have any questions about the proxy materials or voting?
If you have any questions regarding the accompanying proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
What if I have questions about my shares of Common Stock or Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) need to change my mailing address?
You may contact our transfer agent by writing to Computershare Trust Company, N.A., Computershare Investor Services, P.O. Box 43006 Providence RI 02940-3006. You may also contact our transfer agent via email at web.queries@computershare.com or by telephone at 800-962-4284. If you hold your shares or APEs with a bank, broker, or other nominee and if you have questions or wish to change your mailing address, please contact such bank, broker or nominee.
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PROPOSAL NUMBER 1
APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

We are submitting this proposal for approval to holders of our Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock), in combination with Reverse Stock Split, to permit the conversion of our outstanding Series A Preferred Stock and APEs into Common and to provide authorized Common Stock to permit additional shares of Common Stock to be issued in the future. At the Special Meeting, we will ask holders of our Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) to approve a proposal to amend our Certificate of Incorporation, in the form set forth in Annex A to this proxy statement, to increase the number of authorized shares of our Common Stock to a total of 550,000,000 shares of Common Stock.
Background of the Charter Amendment Proposals; Reasons for Seeking Stockholder Approval
Issuance of AMC Preferred Equity Units
On August 4, 2022, the Company announced that its Board declared a special dividend of one APE for each share of Common Stock outstanding at the close of business on August 15, 2022, and on August 19, 2022, the Company issued on a pro rata basis 516,820,595 APEs to holders of Common Stocks (the “Special Dividend”). On August 22, 2022, the APEs commenced trading on the NYSE under the ticker “APE”. The Series A Preferred Stock is not listed on any exchange.
Each APE is a depositary share and represents an interest in one one-hundredth (1/100th) of a share of Series A Preferred Stock, and is designed to have the same economic and voting rights as a share of Common Stock, as set forth in their governing instruments. The APEs are evidenced by a depositary receipt pursuant to a deposit agreement among the Company, the Depositary, and holders of APEs. The Company deposited the underlying shares of Series A Preferred Stock with the Depositary pursuant to the deposit agreement. Subject to the terms of the deposit agreement, the APEs are entitled to all the rights and preferences of Series A Preferred Stock, as applicable, in proportion to the fraction of a share of Series A Preferred Stock the APE represents.
Each APE, by virtue of its interest in the underlying Series A Preferred Stock:
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is automatically convertible into one (1) share of Common Stock upon effectiveness of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock to a number at least sufficient to permit the full conversion of the then-outstanding shares of Series A Preferred Stock into Common Stock, or to such higher number of authorized shares of Common Stock (which may be issued for any purpose) as the Board may determine in its sole discretion (the “Conversion Trigger”), subject to any adjustments described in the Certificate of Designations of Series A Preferred Stock (the “Series A Preferred COD”). Upon effectiveness of the Conversion Trigger, each share of Series A Preferred Stock will convert into one hundred (100) shares of Common Stock and each APE in turn will represent an interest in one (1) share of Common Stock and such shares of Common Stock will be distributed upon conversion to holders of the APEs on a one-to-one basis, subject to the terms described in the deposit agreement and any adjustments described in the Series A Preferred COD;

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participates in any dividends on an as-converted basis;

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votes together with the Common Stock, as one class, on certain matters; and

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represents a liquidation value of $0.01 in preference to the Common Stock.

To provide for the authorization of a sufficient number of authorized and unissued and unreserved shares of the Common Stock into which Series A Preferred Stock (and, by virtue of such conversion, APEs) can convert in full, the Company is required to obtain the requisite stockholder approval, at such time or times as the Board in its sole discretion shall determine, of an amendment to its Certificate of Incorporation to increase the number of authorized shares of Common Stock to a number at least sufficient to permit the full conversion of the then-outstanding shares of Series A Preferred Stock into Common
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Stock, or to such higher number of authorized shares of Common Stock (which may be issued for any purpose) as the Board may determine in its sole discretion. Under Delaware law, the affirmative vote of holders of at least a majority in voting power of the Company’s outstanding capital stock is required for stockholder approval of such an amendment to the Certificate of Incorporation, and the holders of the APEs are entitled to vote thereon (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote).
Antara Transaction
On December 22, 2022, the Company entered into an agreement (the “Purchase Agreement”) with Antara Capital LP (“Antara”), pursuant to which the Company agreed to (i) sell to Antara 106,595,106 AMC APEs for an aggregate purchase price of $75.1 million and (ii) simultaneously purchase from Antara $100 million aggregate principal amount of the Company’s Second Lien Notes due 2026 in exchange for 91,026,191 APEs. Immediately prior to entry into the Purchase Agreement, Antara confirmed a $34.9 million purchase of 60,000,000 APEs under the Company’s at-the-market program.
The Company’s ability to enter into that transaction to raise additional capital was conditioned upon the Company’s agreement to seek stockholder approval of an increase in authorized Common Stock, which would result in the APEs converting into Common Stock.
Factors Considered by the Board in its Recommendation
Since the Special Dividend, the Company has issued additional APEs to raise additional equity capital to strengthen its balance sheet, including debt repayment. However, given the consistent trading discount that we are routinely seeing in the price of APEs compared to the Common Stock, we believe it is in the best interests of our shareholders for us to simplify our capital structure, thereby eliminating the discount that has been applied to the APEs in the market and reducing our cost of capital. For example, prior to the announcement of the entry into the Purchase Agreement and the corresponding agreement to call this Special Meeting, the closing price of an APE on the NYSE was $0.68 and the closing price of share of Common Stock was $5.30 (and over the 30 trading days prior to that date, the average closing price of an APE was $1.06 and the average closing price of a share of Common Stock was $6.20).
Additionally, our ability recently to raise significant additional capital through APEs has been conditioned in the Purchase Agreement on our seeking a stockholder vote to cause the conversion of APEs into Common Stock. The Board therefore entered into the Purchase Agreement and believes it is in the best interest of stockholders to approve the Share Increase Proposal, and subject to approval of the Reverse Split Proposal and effectuating the Reverse Stock Split, cause the full conversion of the then-outstanding shares of Series A Preferred Stock into Common Stock and simultaneously therewith the APEs Conversion. Each of the Share Increase Proposal and the Reverse Split Proposal is cross-conditioned on the approval of the other, such that approval of both proposals is required for each of them to take effect.
Antara has also agreed to vote or cause to be voted the APEs and shares of Common Stock it owned or controlled, either directly or indirectly by its affiliates, in favor of the Charter Amendment Proposals.
We believe that the additional shares of authorized Common Stock that will be available if the Charter Amendments Proposals are approved are also necessary to provide us with appropriate flexibility to utilize equity for business and financial purposes that the Board determines to be in the Company’s best interests on a timely basis without the expense and delay of a stockholders’ meeting. The Board believes that the additional authorized shares of Common Stock will provide us with essential flexibility to use our Common Stock, without further stockholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities, expanding our business, acquisition transactions, entering into strategic relationships, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, effecting stock dividends or for other general corporate purposes. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.
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Impact on Outstanding and Authorized Shares
If the Share Increase Proposal is approved, our total number of shares of Common Stock authorized for issuance would increase from 524,173,073 shares of Common Stock to 550,000,000 shares of Common Stock. If the Charter Amendment Proposals are adopted and implemented, on an aggregate basis, the number of our outstanding shares of Common Stock as of February 8, 2023, the record date for the Special Meeting, would decrease from [517,580,416] to approximately [51,758,042] shares of Common Stock, and the [9,298,497] shares of Series A Preferred Stock (represented by [929,849,612] APEs), as of the record date, will convert into [92,984,970] shares of Common Stock, resulting in a combined total of approximately [144,743,012] shares of Common Stock outstanding.
Rights of Additional Authorized Shares
Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Share Increase Proposal will not affect the rights of current holders of Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.
Potential Adverse Effects of the Amendment
Adoption of the Share Increase Proposal, and the approval of the Reverse Split Proposal, will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. However, any future issuance of additional authorized shares of our Common Stock, at the future direction of the Board (and generally without the requirement of stockholder approval, unless specifically required by applicable law or NYSE regulation) may, among other things, dilute the earnings per share of Common Stock and the equity and voting rights of those holding Common Stock at the time such additional shares are issued. However, we believe this flexibility to issue additional Common Stock is in the best interests of stockholders, because, among other things, additional equity capital may be the only practical means of raising additional capital to strengthen our balance sheet, including the repayment of debt, or to finance other value-creating acquisitions, both of which we believe are beneficial to stockholders.
Potential Anti-Takeover Effects
The Charter Amendment Proposals could adversely affect the ability of third parties to effect a takeover or a change in control by, for example, permitting issuances that would dilute the ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction that the Board determines is not in our best interests or in the best interests of our stockholders. The ability of the Board to issue substantial amounts of Common Stock without the need for stockholder approval, except as may be required by law or NYSE regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment, may, among other things, be used to create voting impediments with respect to a change in control or to dilute the stock ownership of stockholders seeking to obtain control of the Company. The issuance of Common Stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Share Issuance Proposal as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future and is not aware of any attempt or plan to obtain control of the Company.
Dissenters’ or Appraisal Rights
Pursuant to the Delaware General Corporation Law, stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Share Increase Amendment and we will not independently provide stockholders with any such right.
Effectiveness of Amendment
If the Share Increase Amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.
If the Share Increase Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) to approve
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the Share Increase Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Share Increase Proposal. If the Adjournment Proposal is not approved by AMC’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) at the time of the Special Meeting to approve the Share Increase Proposal. In addition, each of the Share Increase Proposal and the Reverse Split Proposal is cross-conditioned on the approval of the other, such that approval of both proposals is required for each of them to take effect.
Required Vote
The Share Increase Proposal requires the affirmative “FOR” vote of at least a majority of the outstanding Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock), voting together as one class (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote). You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal.
In addition, Antara has disclosed that it owns and is entitled to vote an aggregate of [257,621,297] APEs and [0] shares of Common Stock, representing [17.8]% of AMC’s issued and outstanding combined shares of Common Stock and APEs (each APE representing 1/100 of a share of Series A Preferred Stock), and plans to vote in favor of the Share Increase Proposal and the Reverse Split Proposal, and, if presented, the Adjournment Proposal.
Board Recommendation
Our Board recommends a vote “FOR” the Share Increase Proposal.
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PROPOSAL NUMBER 2
AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECTUATE A REVERSE STOCK SPLIT OF THE COMMON STOCK AT A RATIO OF ONE SHARE OF COMMON STOCK FOR EVERY TEN SHARES OF COMMON STOCK

At the Special Meeting, we will ask our stockholders to approve a proposal to amend our Certificate of Incorporation, in the form set forth in Annex A to this proxy statement, to effectuate the Reverse Stock Split. On January 27, 2023, the Board approved a proposal to effectuate a one for ten reverse-stock split of the Common Stock pursuant to which every ten shares of Common Stock issued and outstanding will be automatically cancelled and reclassified into one share of Common Stock. Subject to stockholder approval, this will occur simultaneously with the number of authorized shares of Common Stock being increased as described above in the Share Increase Proposal. A vote for this Reverse Split Proposal will constitute approval of the Reverse Stock Split that will combine ten shares of our Common Stock into one share of our Common Stock. Subject to stockholder approval and implementation, the Reverse Stock Split will have the effect of decreasing the number of issued and outstanding shares of Common Stock and will cause the automatic conversion of each outstanding share of Series A Preferred Stock into a split-adjusted ten (10) shares of Common Stock (and the corresponding automatic conversion of each outstanding APE into a split-adjusted rate of 0.10 shares of Common Stock).
Together with the Share Increase Proposal, the Reverse Stock Split creates authorized Common Stock in an amount that will enable the conversion of the Series A Preferred Stock into Common Stock and provide additional authorized Common Stock for issuance in the future, as discussed above.
In addition, our Board believes that the Reverse Stock Split will provide for a higher stock price that will attract greater interest and sponsorship from institutional investors. Accordingly, stockholders are asked to adopt and approve the Reverse Split Proposal to effectuate the Reverse Stock Split.
Subject to stockholder approval and implementation of the Charter Amendment Proposals and upon the effectiveness of the Reverse Stock Split and the APEs Conversion, we expect to have approximately [144,743,012] shares of Common Stock issued and outstanding, leaving a balance of [405,256,988] shares of Common Stock authorized and not reserved for any specific purpose (other than [1,283,131] shares of Common Stock reserved for issuance under the AMC Entertainment Holdings, Inc. 2013 Equity Incentive Plan, as amended (the “2013 Plan”)).
Background and Reasons for the Reverse Stock Split
For a description of the APEs and Purchase Agreement, see the section “Background of the Charter Amendment Proposals; Reasons for Seeking Shareholder Approval” of the Share Increase Proposal above. The rationale provided above applies equally to the Reverse Stock Split.
In addition, the Reverse Stock Split will allow our Common Stock to trade at prices within a higher range than would prevail in the absence of the Reverse Stock Split. We believe that a higher stock price trading range may increase the acceptability of our Common Stock to a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices. We understand that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Similarly, low-priced stock may fail to meet applicable stock exchange requirements and lead to de-listing.
Potential Adverse Effects of the Reverse Stock Split
While the Board believes that Common Stock would trade at higher prices after the effectuation of the Reverse Stock Split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed ten times the market price of the Common Stock prior to the Reverse Stock Split. In some cases, the total market value of a company following a reverse stock split is lower, and may be substantially lower, than the total market value before the reverse stock split. In addition, the fewer number of shares that will be available to trade could possibly cause the trading
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market of the Common Stock to become less liquid, which could have an adverse effect on the price of the Common Stock. The market price of the Common Stock is based on our performance and other factors, including trading dynamics and substantial volatility, which are likely unrelated to the number of our shares outstanding. In addition, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stock.
An increase in the number of authorized but unissued shares of Common Stock relative to the number of outstanding shares of Common Stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed Reverse Stock Split might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our Common Stock could also be issued to purchasers who would support the Board in opposing a takeover bid, which our board determines not to be in our best interests and those of our stockholders. The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us and the Reverse Split Proposal is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.
The Reverse Stock Split will not affect the par value per share of Common Stock, which will remain unchanged at $0.01 per share, or the number of authorized shares of Common Stock, which following the Share Increase Proposal will be increased to 550,000,000. As a result of the Reverse Stock Split, at the effective time, the stated capital on our balance sheet attributable to the Common Stock, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split. Correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of Common Stock, will be credited with the amount by which the stated capital is reduced. The stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of Common Stock, for all periods, will be restated because there will be fewer outstanding shares of Common Stock.
Mechanics of the Reverse Stock Split
No Fractional Shares
Neither the Company nor the Depositary will distribute fractional shares of Common Stock.
In the case of Common Stock or APEs registered directly on the books of Computershare only, in the event that the holders of Common Stock or APEs would be entitled to receive fractional shares of Common Stock, Computershare or the Depositary, as the case may be, will aggregate and sell and any fractional shares and pay to such holders a portion of cash proceeds in lieu (rounded to the nearest cent) of such fractional shares.
In the case of Common Stock or APEs held through a broker, bank or nominee, your broker, bank or nominee will determine the process for dealing with any entitlements to fractional shares of Common stock.
Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)
Upon the effectiveness of the Reverse Stock Split, we intend to treat shares of Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding the Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records)
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All of our registered holders of Common Stock hold their shares electronically in book-entry form with our transfer agent. They are provided with a statement reflecting the number of shares registered in their accounts.
If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
If a stockholder is entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the effective date of the Reverse Stock Split. By signing and cashing the check, stockholders will warrant that they owned the shares of Common Stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws.
Effect on Series A Preferred Stock and APEs
Currently, each issued and outstanding share of Series A Preferred Stock is convertible into 100 shares of Common Stock (and correspondingly each APE is convertible into one share of Common Stock). At the effectiveness of the Reverse Stock Split and in accordance with the Series A Preferred COD, each share of Series A Preferred Stock will be convertible into ten (10) shares of Common Stock (and correspondingly each APE will be convertible into 1/10th or 0.10 shares of Common Stock).
Further, subject to stockholder approval and implementation of the Charter Amendment Proposals, at 9:30 a.m., New York City time, on the first business day following the effectiveness of the Reverse Stock Split, each issued and outstanding share of Series A Preferred Stock will automatically convert in full with no action on the part of holders into the split adjusted 10 shares of Common Stock and the Series A Preferred Stock will cease to exist. After delivery of Common Stock by the transfer agent to the Depositary following conversion of the Series A Preferred Stock, the Depositary will distribute the proportional number of shares of Common Stock (at the automatically adjusted post-split rate 0.10 shares of Common Stock for each APE) to the holders of APEs by book-entry transfer through the Depository Trust Company or, if such holders’ interests are held through the book-entry settlement system of the Depositary, by book-entry transfer through the Depositary for such number of shares of Common Stock. The Depositary will not deliver fractional shares of Common Stock. In the case of APEs registered directly on the books of Computershare only, in the event that the holders of APEs would be entitled to receive fractional shares of Common Stock, the Depositary will aggregate and sell and any fractional shares and pay to such holders a portion of cash proceeds in lieu (rounded to the nearest cent) of such fractional shares. Following the APEs Conversion, we also expect the APEs to cease trading and be delisted from the NYSE shortly after the effective time of the Charter Amendment Proposals. If the Charter Amendment Proposals are approved, we currently expect the last day of trading of the APEs to be March 14, 2023. In the case of APEs held through a broker, bank or nominee, your broker, bank or nominee will determine the process for dealing with any entitlements to fractional shares of Common stock.
Effect on Equity Incentive Plans
As of February 8, 2023, we had [3,935,236] shares of Common Stock and [3,935,236] APEs reserved for issuance pursuant to the vesting of outstanding equity awards issued under the 2013 Plan (assuming attainment of performance at target levels), as well as [6,546,533] shares of Common Stock and [6,284,769] APEs available for issuance under the 2013 Plan. Pursuant to the terms of the 2013 Plan, the Compensation Committee of the Board will adjust the number of shares of Common Stock and APEs subject to vesting under outstanding RSUs and PSUs, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2013 Plan will be similarly adjusted.
Dissenters’ or Appraisal Rights
Pursuant to the Delaware General Corporation Law, stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Split Proposal, and we will not independently provide stockholders with any such right.
Effectiveness of Amendment
If the Reverse Split Proposal is adopted, it will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.
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If the Reverse Split Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) to approve the Reverse Split Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Reverse Split Proposal. If the Adjournment Proposal is not approved by AMC’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock) at the time of the Special Meeting to approve the Share Increase Proposal. In addition, each of the Reverse Split Proposal and the Share Increase Proposal is cross-conditioned on the approval of the other, such that approval of both proposals is required for each of them to take effect and effectuate the APEs Conversion.
Material U.S. Federal Income Tax Consequences
The following is a general discussion of the material U.S. federal income tax consequences of (i) the Reverse Stock Split and (ii) the conversion of APEs into Common Stock (the “Conversion”). This discussion does not provide a complete analysis of all potential U.S. federal income tax considerations relating thereto. This description is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and existing and proposed U.S. Treasury regulations promulgated thereunder, administrative pronouncements, judicial decisions, and interpretations of the foregoing, all as of the date hereof and all of which are subject to change, possibly with retroactive effect.
This discussion addresses only APEs and Common Stock held as capital assets within the meaning of Section 1221 of the Code (generally for investment) by U.S. holders (defined below).
Moreover, this discussion is for general information only and does not address all of the tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income or any state, local or foreign tax laws or any U.S. federal tax laws other than U.S. federal income tax laws, nor does it discuss special tax provisions, which may apply to you if you are subject to special treatment under U.S. federal income tax laws, such as for:
•
certain financial institutions or financial services entities,

•
insurance companies,

•
tax-exempt entities,

•
tax-qualified retirement plans,

•
dealers in securities or currencies,

•
entities that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes (and partners or beneficial owners therein),

•
foreign branches,

•
corporations that accumulate earnings to avoid U.S. federal income tax,

•
regulated investment companies,

•
real estate investment trusts,

•
persons deemed to sell Common Stock or APEs under the constructive sale provisions of the Code, and

•
persons that hold Common Stock or APEs as part of a straddle, hedge, conversion transaction, or other integrated investment.

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You are urged to consult your own tax advisor concerning the U.S. federal income tax consequences of the Reverse Stock Split and the Conversion, as well as the application of any state, local, foreign income and other tax laws.
As used in this discussion, a “U.S. holder” is a beneficial owner of Common Stock or APEs that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust.

If a partnership or other entity or arrangement treated as a pass-through entity for U.S. federal income tax purposes is a beneficial owner of Common Stock or APEs, the tax treatment of a partner in the partnership or an owner of the other pass-through entity or arrangement generally will depend upon the status of the partner or owner and the activities of the partnership or other pass-through entity or arrangement. Any partnership, partner in such a partnership or owner of another pass-through entity or arrangement holding Common Stock or APEs should consult its own tax advisor as to the particular U.S. federal income tax consequences applicable to it.
STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AND THE CONSEQUENCES OF OTHER FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND APPLICABLE TAX TREATIES.
A U.S. holder generally will not recognize gain or loss upon the Reverse Stock Split or the Conversion, except that such U.S. holder’s receipt of cash (if any) in respect of a fractional share of Common Stock will be treated as a sale or disposition of such fractional Common Share, as described below. In the aggregate, a U.S. holder’s basis in the Common Stock received upon the Reverse Stock Split and the Conversion generally will equal the basis of the U.S. holder’s surrendered Common Stock and converted APEs (excluding the portion of the basis that is allocable to any fractional share) and the holding period of the Common Stock received upon the Reverse Stock Split and the Conversion generally will include the holding period of the surrendered Common Stock and converted APEs.
U.S. holders that have acquired different blocks of Common Stock or APEs at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated basis among, and the holding period of, the Common Stock received in the Reverse Stock Split and the Conversion.
A U.S. holder who receives cash in lieu of a fractional share of Common Stock as a result of the Reverse Stock Split or the Conversion generally will recognize gain or loss equal to the difference, if any, between the amount of the cash received in lieu of the fractional share and the portion of the U.S. holder’s adjusted tax basis allocable to the fractional share. This gain or loss generally will be capital gain or loss and the capital gain or loss generally will be long-term capital gain or loss if, at the time of the Reverse Stock Split or the Conversion, the U.S. holder has a holding period of more than one year. Long-term capital gains of non-corporate U.S. holders are subject to tax at preferential rates. The deductibility of capital losses is subject to limitations.
Information returns generally will be required to be filed with the Internal Revenue Service with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split or the Conversion unless such U.S. holder is an exempt recipient and timely and properly establishes the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split or the Conversion may, under certain circumstances, be subject to backup withholding if a U.S. holder fails to provide a correct taxpayer identification number or otherwise comply with the applicable requirements of the backup withholding rules and such U.S. holder does not otherwise establish an exemption.
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Backup withholding is not an additional tax. Any amounts so withheld under the backup withholding rules should be refunded by the Internal Revenue Service or credited against the U.S. holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the Internal Revenue Service.
THE PRECEDING DISCUSSION OF U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY. IT IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR REGARDING THE PARTICULAR U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND THE CONVERSION, INCLUDING THE CONSEQUENCES OF ANY PROPOSED CHANGE IN APPLICABLE LAWS AND TREATIES.
Required Vote
The Reverse Split Proposal requires the affirmative “FOR” vote of at least a majority of the outstanding Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock), voting together as one class (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote). You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal.
In addition, Antara owned and was entitled to vote an aggregate of 257,621,297 APEs, representing 17.8% of AMC’s issued and outstanding shares of Common Stock and APEs (with each APE representing 1/100 of a share of Series A Preferred Stock), and plans to vote in favor of the Share Increase Proposal and the Reverse Split Proposal, and, if presented, the Adjournment Proposal.
Board Recommendation
Our Board recommends a vote “FOR” the amendment of our Certificate of Incorporation to effectuate a Reverse Stock Split of the Common Stock at the ratio of one share of Common Stock for every ten shares of Common Stock.
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PROPOSAL NUMBER 3
ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION OF ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE CHARTER AMENDMENT PROPOSALS

If at the Special Meeting, the number of shares of Class A Common Stock and Series A Preferred Stock present or represented and voting in favor of the Charter Amendment Proposals is insufficient to approve the proposals, our management may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of the Charter Amendment Proposals. In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not on any other proposals.
In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Charter Amendment Proposals, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the Charter Amendment Proposals have been received, we could adjourn, postpone or continue the Special Meeting without a vote on the Charter Amendment Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Charter Amendment Proposals.
Required Vote
Approval of any adjournment of the Special Meeting, if necessary or appropriate, to permit further solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Charter Amendment Proposals requires the affirmative “FOR” vote of a majority of the outstanding Common Stock and Series A Preferred Stock (or APEs representing such shares of Series A Preferred Stock), voting together as one class, present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal (with each outstanding share of Common Stock entitled to one vote and each outstanding APE entitled to one vote). You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal.
Board Recommendation
Our Board recommends a vote “FOR” the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Charter Amendment Proposals.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The table below sets forth certain information concerning the ownership of the Company’s Common Stock and APEs (each representing 1/100 of a share of Series A Preferred Stock) as of the Record Date by: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock and APEs (each representing 1/100 of a share of Series A Preferred Stock), respectively; (ii) all directors and named executive officers (“NEOs”); and (iii) all directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of the close of business on February 8, 2023, there were [517,580,416] shares of our Common Stock outstanding and [929,849,612] APEs (each representing 1/100 of a share of Series A Preferred Stock) outstanding.
The beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or the right to receive the economic benefit of ownership. For purposes of the table below, we deem shares subject to options that are currently exercisable or exercisable within 60 days of February [8], 2023, to be outstanding and to be beneficially owned by the person holding the options for the purposes of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person.
The address for each of our directors and NEOs is c/o AMC Entertainment Holdings, Inc., One AMC Way, 11500 Ash Street, Leawood, Kansas 66211. Each person has sole voting and dispositive power over shares held by them, except as described below.
	Common Stock		APEs (each representing 1/100 of a share of Series A Preferred Stock)
Name	Number	Percentage of Class Outstanding	Number	Percentage of Class Outstanding
5% Beneficial Owners:
The Vanguard Group(1)	[47,085,666]	[9.1]%	[47,085,666]	[5.1]%
Antara Capital LP(2)	—	—	[257,621,297]	[27.7]%
Directors, Director Nominees and NEOs:
Adam M. Aron	[1,097,199]	*	[1,348,138]	*
Denise Clark	—	—	—	—
Kevin Connor	[28,292]	*	[30,070]	*
Sean D. Goodman	[4,420]	*	[86,822]	*
Dan Ellis	[29,789]	*	[31,548]	*
Elizabeth Frank	[35,739]	*	[37,499]	*
Howard W. “Hawk” Koch., Jr.	[23,672]	*	[23,672]	*
Philip Lader	[23,672]	*	[23,672]	*
Gary F. Locke	[23,672]	*	[23,672]	*
Keri Putnam	—	—	—	—
Kathleen M. Pawlus	[23,672]	*	[23,672]	*
Anthony J. Saich	[23,672]	*	[23,672]	*
Adam J. Sussman	[23,672]	*	[23,672]	*
All directors and executive officers as a group (16 persons)	[1,529,407]	*	[1,866,144]	*

*
Less than 1%

(1)
Based on a Schedule 13G filed February 9 2022, by The Vanguard Group. The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355. The Schedule 13G indicates sole voting power over 0 shares and sole dispositive power over 45,852,389 shares and shared voting power over 610,631 shares and shared dispositive power over 1,233,277 shares.

(2)
Based on a Schedule 13D filed January 4, 2023, the address of Antara Capital LP, and related reporting persons Antara Capital Master Fund LP, Antara Capital Fund GP LLC, Antara Capital GP LLC and Mr. Himanshu Gulati, is 55 Hudson Yards, 47th Floor, Suite C, New York, New York 10001.

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PROPOSALS OF STOCKHOLDERS FOR 2023 ANNUAL MEETING

Stockholder Proposals for Inclusion in Proxy Statement
The deadline for submission of stockholder proposals for inclusion in the proxy materials for the 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) was December 30, 2022. Any such stockholder proposal must have been in writing, complied with the requirements of Rule 14a-8 and have been received by the Corporate Secretary at the Company’s principal offices at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211, no later than 5:00 pm Central Time on such date.
Stockholder Proposals and Director Nominations Not for Inclusion in Proxy Statement
In accordance with the advance notice provisions of the Third Amended and Restated Bylaws of the Company, as amended (the “Bylaws”), any stockholder proposal submitted to us for consideration at the 2023 annual meeting but which is not intended to be included in the related proxy statement, or any director nomination, must be received between April 17, 2023, and May 17, 2023; otherwise, the proposal or nomination will be considered by us to be untimely and not properly brought before the meeting. In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2023.
FORWARD LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be made directly in this proxy statement, and they may also be made a part of this proxy statement by reference to other information filed with the SEC, which is known as “incorporation by reference.”
Words such as “may,” “will,” “forecast,” “estimate,” “project,” “intend,” “plan,” “expect,” “should,” “believe” and words of and terms of similar substance used in connection with any discussion of future operating or financial performance, or any potential transaction, identify forward looking statements. All forward-looking statements are management’s present estimates of future events and are subject to a number of factors and uncertainties. Such statements involve a number of risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from those anticipated.
Our stockholders are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this proxy statement or as of the date of any document incorporated by reference in this proxy statement, as applicable. We are under no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.
OTHER MATTERS

We know of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
Delivery of Stockholder Documents
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
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A number of brokers with accounts will be householding our proxy materials to the extent stockholders have given their prior express or implied consent in accordance with SEC rules. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive separate materials to the Company at: AMC Entertainment Holdings, Inc., Attention: Investor Relations, One AMC Way, 11500 Ash Street, Leawood, KS 66211, or by calling (913) 213-4000. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.
Company Website
We maintain a website at www.amctheatres.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement.
THE BOARD OF DIRECTORS OF
AMC ENTERTAINMENT HOLDINGS, INC.

Mr. Kevin M. Connor
Senior Vice President, General Counsel and Secretary
Leawood, Kansas
February [•], 2023
24

Annex A

Certificate of Amendment to the
Third Amended and Restated Certificate of Incorporation
of
AMC Entertainment Holdings, Inc.
AMC Entertainment Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:
1.
This Certificate of Amendment amends the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended by the Certificate of Amendment dated July 29, 2020, and as further amended by the Certificate of Amendment dated January 22, 2021 (as amended, the “Certificate of Incorporation”) as follows:

i.
Section A of Article IV of the Certificate of Incorporation is hereby replaced in its entirety with the following:

“A. The total number of shares of capital stock that the Corporation has authority to issue is 600,000,000 shares, consisting of (i) 550,000,000 shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”) and (ii) 50,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”
ii.
That Article IV of the Certificate of Incorporation is hereby amended by a new Section P stating the following:

“P. REVERSE SPLIT.   Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that every ten (10) shares of Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. In lieu of any fractional share of Common Stock that a stockholder would otherwise be entitled to receive as a result of the Reverse Stock Split, the Corporation shall arrange for the disposition of fractional interests by causing the transfer agent to (i) aggregate and sell such fractional interests and (ii) allocate and distribute the net proceeds from such sale among the holders of fractional interests as their respective interests appear on the records books of the Corporation.”
2.
The foregoing amendments to the Certificate of Incorporation were duly adopted in accordance with the provisions of Section 242 of General Corporation Law of the State of Delaware.

3.
The foregoing amendments to the Certificate of Incorporation shall become effective at 12:01 a.m. (New York City time) on [•], 2023.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be executed by the undersigned officer, duly authorized, as of the [•] day of [•], 2023.
AMC ENTERTAINMENT HOLDINGS, INC.
By:
Name:	Kevin M. Connor
Title:	Senior Vice President, General Counsel & Secretary

AMC THEATRES

WE MAKE MOVIES BETTER™

VOTE

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## Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

**Votes submitted electronically must be received by 11:59 P.M., Central Time, on March 13, 2023**

**Online**
Go to **www.envisionreports.com/AMC** or scan the QR code — login details are located in the shaded bar below.

**Phone**
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Special Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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**A Proposals — The Board recommends a vote FOR Proposals 1, 2 and 3.**

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03QV3C

## Special Meeting Admission Ticket

**Special Meeting of**
**AMC Entertainment Holdings, Inc. Stockholders**

**AMC Theatre Support Center, located at**

**One AMC Way, 11500 Ash Street, Leawood, Kansas 66211**

**Important notice regarding the Availability of**
**Proxy Materials for the Special Stockholder Meeting**
**To Be Held on March 14, 2023:**

**The materials are available on**
**the Internet at: www.envisionreports.com/amc**
**without charge.**

**Small steps make an impact.**

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AMC

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

## Proxy — AMC Entertainment Holdings, Inc.

**In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.**
(Items to be voted appear on reverse side.)

### B Authorized Signatures — This section must be completed for your vote to be counted. Date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
| --- | --- | --- |
| / / | | |

### C Non-Voting Items

| **Change of Address** — Please print new address below. | **Comments** — Please print your comments below. | **Meeting Attendance** Mark box to the right if you plan to attend the Special Meeting. ☐ |
| --- | --- | --- |
| | | |

Special Meeting Admission TicketSpecial Meeting ofAMC Entertainment Holdings, Inc. StockholdersTuesday, March 14, 2023, 11:00 A.M. Central TimeAMC Theatre Support Center, located atOne AMC Way, 11500 Ash Street, Leawood, Kansas 66211Upon arrival, please present this admission ticket and photo identification at the registration desk.Important notice regarding the Availability ofProxy Materials for the Special Stockholder MeetingTo Be Held on March 14, 2023:The materials are available onthe Internet at: www.envisionreports.com/amcwithout charge.Special Meeting of StockholdersAMC Theatre Support Center, located atOne AMC Way, 11500 Ash Street, Leawood, Kansas 66211Proxy Solicited by Board of Directors for Special Meeting — March 14, 2023If applicable, Sean Goodman and Kevin Connor, or either of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powerswhich the undersigned would possess if personally present, at the Special Meeting of Stockholders of AMC Entertainment Holdings, Inc. to be held on March 14, 2023 or at any postponement oradjournment thereof.Further, if applicable, Sean Goodman and Kevin Connor, or either of them, each with full power of substitution, are hereby authorized to instruct Computershare Inc. and Computershare Trust Company,N.A., jointly as Depositary, to vote or cause to be voted the amount of shares of Series A Convertible Preferred Stock of AMC Entertainment Holdings, Inc. represented by the receipts evidencing AMCPreferred Equity Units registered in the name of the undersigned on the books of the Depositary at the Special Meeting of Stockholders of AMC Entertainment Holdings, Inc. to be held on March 14, 2023or at any adjournment or postponement thereof.Shares and/or receipts represented by this proxy will be voted as directed by the holder thereof. If no such directions are indicated, the Proxies will vote the shares FOR Proposals 1, 2 and 3 and thereceipts proportionately with the votes cast by other holders of receipts.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.